Discontinued Operations - Loss from Discontinued Operations Net of Tax (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 25, 2012	Dec. 27, 2011	Dec. 28, 2010
Discontinued Operations [Line Items]
Revenues	$ 1,505	$ 3,003	$ 2,720
Income (loss) before income tax	(821)	(1,179)	(68)
Income tax (expense) benefit	2	505	41
Income (loss) from discontinued operations, net of income tax	$ (819)	$ (674)	$ (27)